EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO
AMENDED AND RESTATED AUCTION CREDIT AGREEMENT
AND
AMENDED AND RESTATED SFS CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED AUCTION CREDIT AGREEMENT AND AMENDED AND RESTATED SFS CREDIT AGREEMENT (this “Amendment”), dated as of June 15, 2015, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures”), Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Hong Kong Limited, a company incorporated in Hong Kong (“Sotheby’s H.K.” and, collectively with Sotheby’s Inc., SFS Inc., SFS California, Oberon, Ventures, Sotheby’s U.K. and SFS Ltd., the “SFS Borrowers”; the SFS Borrowers, collectively with the Parent and Oatshare, the “Auction Borrowers” and the Auction Borrowers together with the SFS Borrowers, the “Borrowers”), the other Credit Parties signatory hereto, General Electric Capital Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”; the Collateral Agent and the Administrative Agent are collectively referred to herein as the “Agents”), and the Lenders signatory hereto, amends that certain (i) Amended and Restated Credit Agreement, dated as of August 22, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Auction Credit Agreement”), by and among the Auction Borrowers, the other Credit Parties signatory thereto, the Lenders party thereto and the Agents, and (ii) Amended and Restated Credit Agreement, dated as of August 22, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “SFS Credit Agreement” and together with the Auction Credit Agreement, the “Credit Agreements”), by and among the SFS Borrowers, the other Credit Parties signatory thereto, the Lenders party thereto and the Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the applicable Credit Agreement, as amended hereby.
WHEREAS, Parent and the other Credit Parties have requested that the Lenders and the Agents agree to certain amendments to the Credit Agreements; and
WHEREAS, the Credit Parties, the Lenders party hereto and the Agents have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreements and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Lenders party hereto and the Agents hereby agree as follows:
1.Amendments to Auction Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 5 of this Amendment, the Auction Credit Agreement (including certain Schedules and Exhibits thereto) is hereby amended as set forth in Attachment A hereto. In Attachment A hereto, deletions of text are indicated by struck-through text, and insertions of text are indicated by bold double-underlined text.

2.Amendments to SFS Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 5 of this Amendment, the SFS Credit Agreement (including certain Schedules and Exhibits thereto) is hereby amended as set forth in Attachment B hereto. In Attachment B hereto, deletions of text are indicated by struck-through text, and insertions of text are indicated by bold double-underlined text.
3.    Release of Guarantor. Concurrently with the Effective Date (as defined below) and in reliance on the information provided by the Borrowers to the Administrative Agent that such entity is in process of being dissolved, Noortman Master Paintings Limited, a private limited liability company incorporated in England and Wales, is hereby released as a Guarantor and shall cease to be a Credit Party under each of the Credit Agreements, Collateral Documents and each other Loan Document. Each of the Lenders party hereto and the Administrative Agent authorizes and directs the Collateral Agent to prepare, execute, deliver or file any and all termination or release documents reasonably acceptable to the Collateral Agent to evidence such release hereunder.
4.    New Lenders.
(a)    Each of the undersigned financial institutions that is not a party to the Credit Agreements prior to the date hereof and identified on the signature pages hereto as a “New Lender” (each, a “New Lender”) agrees to be bound by the provisions of each Credit Agreement as amended hereby and agrees that it shall, on the date hereof, become a Lender for all purposes of each Credit Agreement as amended hereby, with Commitments as set forth in each Credit Agreement as amended as set forth in Attachment A and Attachment B attached hereto.
(b)    In its capacity as a new Lender under the Credit Agreements as amended hereby, each New Lender (i) represents and warrants that it is legally authorized to enter into this Amendment and to become bound by each Credit Agreement as amended hereby, (ii) confirms that it has received a copy of each Credit Agreement, together with copies of the most recent financial statements delivered pursuant to its terms and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become bound by each Credit Agreement as amended hereby, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under each Credit Agreement as amended hereby or any other instrument or document furnished pursuant hereto or thereto, (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under each Credit Agreement as amended hereby or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto, (v) agrees that it will be bound by the provisions of each Credit Agreement as amended hereby and will perform in accordance with its terms all the obligations which, by the terms of such Credit Agreement as amended hereby, are required to be performed by it as a Lender and (vi) agrees to become, and does hereby become, a “Lender” under the CAM Agreement and agrees to be bound by the CAM Agreement as if originally a party thereto.
5.    Effectiveness of this Amendment; Conditions Precedent; Reallocations. The provisions of this Amendment shall be deemed to have become effective as of the date of this Amendment (the “Effective Date”), but such effectiveness shall be expressly conditioned upon:

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(a) the Administrative Agent’s receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each other Credit Party, each Lender (including each New Lender) and the Agents;
(b) the Administrative Agent’s receipt, on behalf of each Lender, of upfront fees equal to (x) 0.075% of the lesser of (1) such Lender’s final aggregate allocated Commitments under the Credit Agreements (other than Incremental Commitments) after giving effect to this Amendment and (2) such Lender’s aggregate Commitments (if any) under the Credit Agreements (other than Incremental Commitments) immediately prior to giving effect to this Amendment and (y) 0.25% of the final aggregate allocated Commitments of such Lender under the Credit Agreements (other than Incremental Commitments) after giving effect to this Amendment in excess of the amount of such Lender’s aggregate Commitments (if any) under the Credit Agreements (other than Incremental Commitments) immediately prior to giving effect to this Amendment;
(c) the Administrative Agent’s receipt, on behalf of each Incremental Lender (after giving effect to this Amendment), of Incremental Commitment renewal fees equal to 0.25% of such Lender’s Incremental Commitments after giving effect to this Amendment;
(d) the Administrative Agent’s receipt of payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses required to be paid on the Effective Date pursuant to Section 5(i) hereof in connection with this Amendment and the other Loan Documents executed and delivered in connection herewith;
(e) the Lenders (including the New Lenders) shall have completed such reallocations and fundings among each other as may be directed by the Administrative Agent in order that the outstanding Loans with respect to each Lender reflects such Lender’s Pro Rata Share of the Loans under each Credit Agreement as amended hereby and that each Lender maintains an equal Pro Rata Share under each of the Credit Agreements as amended hereby, and the Borrowers shall have compensated each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any LIBOR Loans and the reallocations described in this clause (e), in each case on the terms and in the manner set forth in Section 1.14(b) of each Credit Agreement (as if such section of the Credit Agreements applied to this circumstance); and
(f) the Administrative Agent’s receipt of each of the opinions, instruments and documents described on Attachment C hereto.
6.    Miscellaneous.
(a)    Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(b)    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

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(c)    Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.
(d)    Reaffirmation. Each of the Borrowers and Credit Parties, by its signature below, hereby (a) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Loan Documents to which it is a party, (b) reaffirms all of its guaranty and other obligations under the Loan Documents to which it is a party, (c) reaffirms all Liens on any Collateral which have been granted by it in favor of the Collateral Agent (for itself and the other Lenders) pursuant to any of the Loan Documents, and (d) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
(e)    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the date hereof:
(i)    this (x) Amendment and (y) each Credit Agreement to which it is a party, in each case, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;
(ii)    its execution, delivery and performance of this Amendment and its performance of each Credit Agreement, as amended by this Amendment, to the extent it is a party thereto, have been duly authorized by all necessary corporate, limited liability company, limited partnership or unlimited liability company, as applicable, action and do not: (1) contravene the terms of any of such Credit Party’s charter, bylaws or partnership or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of the Collateral Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person that has not already been obtained; and
(iii)    after giving effect to this Amendment, (1) no Default or Event of Default under the Credit Agreements has occurred and is continuing and (2) all of the representations and warranties of such Credit Party contained in each Credit Agreement to which it is a party and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) as of the date hereof or thereof as though made on and as of such date.
(f)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

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(g)    Effect. Upon the effectiveness of this Amendment, each reference in either Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to such Credit Agreement, as amended hereby, and each reference in the other Loan Documents to either Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to such Credit Agreement, as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreements and the other Loan Documents shall remain the same. This Amendment shall constitute a Loan Document for purposes of the Credit Agreements.
(h)    No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, any Agent or any Lender under either Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in either Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in either Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(i)    Agents’ Expenses. The Borrowers hereby jointly and severally agree to reimburse the Agents (i) on the Effective Date, to the extent an invoice therefor is received at least three (3) Business Days prior to the Effective Date (the “Invoice Date”), or such later date to which the Borrowers may agree or (ii) if invoiced after the Invoice Date, within 30 days following receipt of such invoice therefor, for all of the reasonable and documented out-of-pocket expenses (but limited, in the case of legal expenses, to the reasonable and documented out of pocket expenses of one legal counsel and, to the extent necessary, one local counsel in each relevant jurisdiction and regulatory counsel for the Agent) they have heretofore or hereafter incurred or incur in connection with the preparation, negotiation and execution of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S,
a Delaware corporation

By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

SOTHEBY’S, INC.

By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
SOTHEBY’S VENTURES, LLC

By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

OATSHARE LIMITED

By:     /s/ Clive Lord
Name:    Clive Lord
Title: Director

SOTHEBY’S,
a company registered in England

By:     /s/ Clive Lord
Name:    Clive Lord
Title: Director

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

SOTHEBY’S FINANCIAL SERVICES LIMITED

By:     /s/ Clive Lord
Name:    Clive Lord
Title: Director

SOTHEBY’S HONG KONG LIMITED

By:     /s/ Henry Li
Name:    Henry Li
Title: Director

SOTHEBY’S WINE HONG KONG LIMITED

By:     /s/ Henry Li
Name:    Henry Li
Title: Director

SOTHEBY’S FINE ART HOLDINGS, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
SOTHEBY’S RES, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM LLC
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
72ND AND YORK, INC.
YORK HOLDINGS INTERNATIONAL, INC.,

By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

SOTHEBY’S RES, INC.
By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

CATALOGUE DISTRIBUTION COMPANY LIMITED
SOTHEBY’S SHIPPING LIMITED
YORK UK HOLDCO INTERNATIONAL LIMITED

By:     /s/ Clive Lord
Name:    Clive Lord
Title: Director

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

GENERAL ELECTRIC CAPITAL
CORPORATION, as the Administrative Agent, the Collateral Agent, the Fronting Lender and a Lender

By:     /s/ Dritar Vinca
Name:    Dritar Vinca
Title: Duty Authorized Signatory

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:     /s/ Donna DiForio
Name:    Donna DiForio
Title: Authorized Officer

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

HSBC BANK PLC, as a Lender

By:     /s/ Nicholas Raye
Name:    Nicholas Raye
Title: Relationship Director, 1st Floor, Queen Victoria Street, London EC4N 4TR

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:     /s/ Aidan R. Spoto
Name:    Aidan R. Spoto
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

ING CAPITAL LLC, as a Lender

By:     /s/ Doug S. Clarida
Name:    Doug S. Clarida
Title: Director

By:     /s/ William C. Beddingfield
Name:    William C. Beddingfield
Title: Managing Director

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Barrett D. Bencivenga
Name:    Rebecca Kratz
Title: Authorized Signatory

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

CITIZENS BANK, N.A., as a Lender

By:     /s/ Barrett D. Bencivenga
Name:    Barrett D. Bencivenga
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

CREDIT SUISSE AG, as a Lender

By:     /s/ Lorenz Meier
Name:    Lorenz Meier
Title: Assistant Vice President

By:     /s/ Stefan Willi
Name:    Stefan Willi
Title: Director

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

NYCB SPECIALTY FINANCE COMPANY, LLC, as a Lender

By:     /s/ William D. Dickerson, Jr.
Name:    William D. Dickerson, Jr.
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

COMERICA BANK, as a Lender

By:     /s/ Timothy O'Rourke
Name:     Timothy O'Rourke
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

PEOPLE'S UNITED BANK, N.A. as a Lender

By:     /s/ Jeffrey Giunta
Name:    Jeffrey Giunta
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

INVESTORS BANK, as a Lender

By:     /s/ Anthony Rotondaro
Name:    Anthony Rotondaro
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:     /s/ Mitchell Rasky
Name:    Mitchell Rasky
Title: Managing Director

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

T.D. BANK, N.A., as a Lender

By:     /s/ Stephen A. Caffrey
Name:    Stephen A. Caffrey
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:     /s/ James Morton
Name:    James Morton
Title: Senior Vice President
By:     /s/ David Herzog
Name:    David Herzog
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

WEBSTER BUSINESS CREDIT, as a Lender

By:     /s/ Steven Shuit
Name:    Steven Shuit
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

FLUSHING BANK, as a Lender

By:     /s/ Lisa J. Archinow
Name:    Lisa J. Archinow
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

NYCB SPECIALTY FINANCE COMPANY, LLC, as a Lender

By:     /s/ William D. Dickerson Jr.
Name:    William D. Dickerson Jr.
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

PEOPLE’S UNITED BANK, as a Lender

By:     /s/ Jeffrey Giunta
Name:    Jeffrey Giunta
Title: VicePresident

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

BANK LEUMI USA, as a Lender

By:     /s/ Alex Kozlowsky
Name:    Alex Kozlowsky
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender

By:     /s/ Stephen Schuit
Name:    Stephen Schuit
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

FLUSHING BANK, as a Lender

By:     /s/ Lisa J. Archinow
Name:    Lisa J. Archinow
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

SANTANDER BANK, N.A., as a New Lender

By:     /s/ Pierre A. Desbians
Name:    Pierre A. Desbians
Title: Senior Vice President

Address for notices:
28 State Street
Boston, MA 02109
Attn: Pierre Desbiens
Facsimile: 617-367-5953
Lending office:
_____________________________
    _____________________________
    _____________________________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

ING LLC, as a New Lender

By:     /s/ Doug S. Clarida
Name:    Doug S. Clarida
Title: Director

By:     /s/ William C. Beddingfield
Name:    William C. Beddingfield
Title: Managing Director

Address for notices:
__________________________________
__________________________________
Attn: ______________________________
Facsimile: __________________________
Lending office:
_____________________________
    _____________________________
    _____________________________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

dBANK OF AMERICA, N.A., as a New Lender

By:     /s/ James Foley
Name:    James Foley
Title: Senior Vice President

Address for notices:
150 N. College Street, NC1-028-17-06
Charlotte, NC 28255
Attn: John Cochran
Facsimile: __________________________
Lending office:
__One Bryant Park ____________
    __New York, NY 10036_________
    __Attn: Susanna Profis___________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

EVERBANK, as a New Lender

By:     /s/ Christopher J. Norrito
Name:    Christoper J. Norrito
Title: Managing Director

Address for notices:
200 Park Avenue, Suite 1700
New York, NY 10166
Attn: Rick Lampack
Facsimile: 201-770-5053
Email: BusinessCreditNotifications@EverBank.com
Lending office:
_____________________________
    _____________________________
    _____________________________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

AMALGAMATED BANK, as a New Lender

By:     /s/ Jackson Eng
Name:    Jackson Eng
Title: First Vice President

Address for notices:
275 Seventh Avenue, 14th Floor
New York, NY 10001
Attn: Lin Hung
Facsimile: 212-895-4734
Lending office:
_275 Seventh Avenue, 6th Floor
    __New York, NY 10001__________
     Attn: Lin Hung__________ ___
_______Facsimile: 212-895-4734________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

CIT FINANCE LLC, as a New Lender

By:     /s/ Robert L. Klein
Name:    Robert L. Klein
Title: Director

Address for notices:
11 West 42nd Street
New York, NY 10034
Attn: Dustin Carter
Facsimile: 800-394-9508
Lending office:
___11 West 42nd Street _________
    ___New York, NY 10036________
    _____________________________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

THE HUNTINGTON NATIONAL BANK, as a New Lender

By:     /s/ Tracy Salyers
Name:    Tracy Salyers
Title: Vice President

Address for notices:
125 S. Walker Dr., Suite 2840
Chicago, IL 60606
Attn: Tracy Salyers
Facsimile: 877-238-7120
Lending office:
_____________________________
    _____________________________
    _____________________________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

ROCKLAND TRUST COMPANY, as a New Lender

By:     /s/ Cynthia J. Tonucci
Name:    Cynthia J. Tonucci
Title: Vice President

Address for notices:
288 Union Street
Rockland, MA 02370
Attn: ___Loan Servicing_______________
Facsimile: ___508-732-7405_________
Lending office:
Rockland Trust ABL____________
    120 Liberty Street______________
    Brockton, MA 02301____________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

SUNTRUST BANK, as a New Lender

By:     /s/ Seth Meier
Name:    Seth Meier
Title: Director

Address for notices:
303 Peachtree Street N.E.
Atlanta, GA 30308
Attn: _Asset Management _____________
Facsimile: ___404-926-5646 ___________
Lending office:
303 Peachtree St N.E.____________
    Atlanta, GA 30308______________
    _____________________________

Signature Page to Amendment No. 1
to A&R Auction Credit Agreement
and A&R SFS Credit Agreement

ATTACHMENT A

MARKED AUCTION CREDIT AGREEMENT

Attached.

ATTACHMENT B

MARKED SFS CREDIT AGREEMENT

Attached.

ATTACHMENT C

CLOSING DOCUMENTS

Attached.